Calvert

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September 30, 2002

Annual Report

Calvert Short Duration Income Fund

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Table of Contents

President's Letter	1
Portfolio Manager Remarks	3
Independent Auditors' Report	5
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Notes to Financial Statements	13
Financial Highlights	18
Explanation of Financial Tables	19
Trustee and Officer Information Table	22

Dear Shareholders:

The last twelve months have been difficult ones for all investors, with most equity funds and benchmarks losing ground.  Corporate scandals, global economic uncertainty, and the threat of war, have all contributed to current market declines, and we at Calvert understand how concerned our shareholders are about their accounts.

As we have stressed in the past, we believe that it is important to take a long-term view in times like these.  The stock market moves in cycles, periodically experiencing sharp downturns, but over long periods, its general direction has been up.  Historically, there has been no better way to accumulate assets over the long-term than to invest in stocks, with the allocation to stocks based on your time frame and risk tolerance.

Frequently, volatile market periods remind us of the need to properly assess our risk tolerance.  While we previously might have felt comfortable with the range of ups and downs in the value of our account, this prolonged period of volatility may well suggest that for some of us, a re-evaluation of the risk profile of our investment is in order.  Your financial advisor can assist you in that effort.

Diversification has also proven to be helpful this year.  Recent market conditions, now more than ever, prove the value of spreading one's assets across stocks, bonds and cash.  Over the last year, the bond indices are up, versus double-digit declines in nearly all stock indexes.   Money market returns were modestly positive as well, and municipal bond funds continued to provide attractive after-tax yields.

We believe that recent revelations about corporate misdoings can only make more valuable our commitment to reinforcing corporate responsibility, both through our investment analysis and our shareholder advocacy program.  Calvert has been recognized as one of the world's leading providers of social responsibility research, selected by institutions including the World Bank to analyze the behavior of corporations worldwide.

Calvert has also been recognized for our investment expertise, our commitment to local communities and our social responsibility by the District of Columbia, which has selected Calvert to run its 529 College Savings program.  In addition, two of our funds are featured in the Pennsylvania Tuition Account Plan.  We are very excited about these new opportunities to help families save for their children's education.

We understand that as investors you may be frustrated by recent market developments, but we urge you to stay the course.  It is only through disciplined, long-term investment programs that most people can meet their goals.  We will continue to provide you with quality investments -- and a commitment toward a better world -- through the full line-up of Calvert mutual funds.

Sincerely,

/s/ Barbara J. Krumsiek

President and CEO

November 7, 2002

Greg Habeeb of Calvert Asset Management Company

How did the Fund perform?

For the period from inception, January 31, 2002 through September 30, 2002, the Calvert Short Duration Income Fund's Class A Shares returned 9.21%*, outperforming the Lehman 1-5 Year Credit Index at 6.01% and the Lipper Short Investment Grade Debt Funds Average at 3.10%.

What was the investment climate?

Since September 11, 2001, the investment climate has deteriorated for a number of reasons. The combination of terrorist activities, war in Afghanistan, potential war with Iraq, and rising oil prices, all frayed the nerves of investors. The corporate scandals associated with firms like Enron and WorldCom all but destroyed investor confidence. In addition, a weakening economy acted to make the environment for investors among the worst since the Great Depression. The markets were characterized by dropping corporate prices, tremendous risk-adverseness, and apathy. Market performance was further impacted by severe illiquidity, and a strong treasury market fed by the 'flight to quality."

What was your strategy?

Because of the very defensive nature of the Short Duration Income Fund (shorter maturity corporates and overall higher credit quality) the Fund performed admirably in the universe of all bond funds. We strategically restructured the Portfolio to emphasize a more defensive higher quality posture. We purchased a sizeable amount of insured paper which has a AAA rating as well as short corporate paper with maturities less than 1 year. We reduced our exposure to more risky, less liquid securities in order to minimize the impact of credit markdowns on the Fund.

* Investment performance does not reflect the deduction of any front-end sales charge.

Portfolio Statistics

September 30, 2002

Investment Performance	6 Months	12 Months
	ended	ended
	9/30/02	9/30/02
Class A	5.96%	N/A
Class I	6.08%	N/A
Lehman 1-5 Year Credit Index	6.47%	N/A
Lipper Short Investment Grade Debt Funds Avg.	3.36%	N/A

Maturity Schedule
Weighted Average
9/30/02
3 years

SEC Yields	30 days ended
9/30/02
Class A	4.07%
Class I	4.40%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

Source: Lipper Analytical Services, Inc.

Portfolio Statistics

September 30, 2002

Average Annual Total Returns

Class A Shares
Since inception	6.23%
(1/31/02)

Class I Shares
Since inception	6.55%
(2/27/02)

What is your outlook?

In the long term our outlook is mildly positive. We believe that the stock market is nearing a bottom and that corporate bond spreads (at all-time wides) are nearing an extremely oversold state. However, over a short period of time (less than 6 months) the markets could deteriorate until capital market investors show renewed confidence. For this reason, we will continue to have a defensive structure in our "core" holdings.

November 7, 2002

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

[INSERT LINE GRAPH HERE]

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 2.75%. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another Class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Independent Auditors' Report

To the Board of Trustees of The Calvert Fund and Shareholders of Calvert Short Duration Income Fund:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Calvert Short Duration Income Fund (the "Fund), one of the portfolios constituting The Calvert Fund, as of September 30, 2002, and the related statements of operations, changes in net assets, and financial highlights for the period from January 31, 2002 (inception) through September 30, 2002.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Out procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Short Duration Income Fund as of September 30, 2002, the results of its operations, changes in its net assets, and the financial highlights for period from January 31, 2002 (inception) to September 30, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Philadelphia, Pennsylvania

November 15, 2002

Schedule of Investments

September 30, 2002

	Principal
Debt Securities - 92.8%	Amount	Value
Corporate Bonds - 53.7%
Agfirst Farm Credit Bank, Preferred, 8.393%, 12/15/16	$250,000	$303,713
American Airlines, Inc., 2.42%, 9/23/07	1,000,000	999,375
American General Finance Corp.:
6.25%, 12/18/02	50,000	50,423
5.90%, 1/15/03	10,000	10,107
Associates Corp. of North America:
6.375%, 10/15/02	45,000	45,060
6.50%, 10/15/02	10,000	10,014
6.00%, 12/1/02	25,000	25,148
6.875%, 2/1/03	15,000	15,236
AT&T Canada, Inc., 7.65%, 9/15/06 *	975,000	146,250
Atlantic Mutual Insurance Co., 8.15%, 2/15/28	350,000	222,365
Bank One Corp., 7.375%, 12/1/02	10,000	10,084
Bank One Issuance Trust, 4.16%, 5/16/05	500,000	522,105
BankAmerica Corp.:
7.50%, 10/15/02	68,000	68,125
7.875%,12/1/02	85,000	85,822
6.85%, 3/1/03	30,000	30,624
Bankers Trust Corp., 7.25%, 1/15/03	25,000	25,379
Bayerische Landesbank, 7.375%, 12/14/02	25,000	25,275
Bear Stearns Co.'s, Inc., 6.20%, 3/30/03	25,000	25,470
Bombardier Capital, Inc., 7.30%, 12/15/02	200,000	199,232
BP Canada Energy Co., 7.25%, 12/1/02	75,000	75,601
Captec Franchise Trust, 6.504%, 5/25/05	221,575	221,713
CIT Group, Inc.:
6.375%, 10/1/02	100,000	100,003
6.15%, 12/15/02	1,000,000	1,002,090
CNL Funding, 7.721%, 8/25/09	586,490	651,589
Colgate-Palmolive Co., 6.58%, 11/5/02	30,000	30,134
Columbia Energy Group, 6.61%, 11/28/02	200,000	199,916
Conseco, Inc., 8.75%, 8/9/06 #	500,000	112,500
Continental Bank NA, 7.875%, 2/1/03	50,000	50,964
Countrywide Home Loans, Inc., 6.38%, 10/8/02	20,000	20,011
COX Communications, Inc.:
2.60%, 11/7/02	200,000	200,008
6.50%, 11/15/02	725,000	726,095
Daimler-Chrysler North America Holding Corp., 6.84%, 10/15/02	500,000	500,725
EOP Operating, LP:
6.375%, 2/15/03	200,000	202,464
6.50%, 6/15/04	500,000	525,790
Finova Group, Inc., 7.50%, 11/15/09	2,100,000	651,000
First Chicago Corp., 7.625%, 1/15/03	25,000	25,400
First Republic Bank, 7.75%, 9/15/12	280,000	286,706

Ford Motor Credit Co.:
5.375%, 10/15/02	$100,000	$99,996
7.75%, 11/15/02	195,000	195,464
7.50%, 1/15/03	265,000	266,314
6.125%, 4/28/03	996,000	999,725
2.11%, 6/20/03	65,000	63,883
6.625%, 6/30/03	250,000	251,932
General Electric Capital Corp.:
6.70%, 10/1/02	50,000	50,000
6.52%, 10/8/02	10,000	10,006
7.00%, 2/3/03	50,000	50,792
General Motors Acceptance Corp.:
6.625%, 10/1/02	600,000	600,048
9.00%, 10/15/02	30,000	30,053
6.625%, 1/15/03	60,000	60,348
5.80%, 3/12/03	1,211,000	1,222,335
General Motors Corp., 7.00%, 6/15/03	35,000	35,592
Grove City Church of Nazarene VRDN, 1.98%, 2/1/24	1,578,000	1,578,000
GTE Florida, Inc., 6.31%, 12/15/02	190,000	191,239
Hartford Financial Services Group, Inc., 6.375%, 11/1/02	20,000	20,057
HJ Heinz Co., 6.875%, 1/15/03	35,000	35,495
Household Finance Corp.:
2.14625%, 5/28/04	750,000	734,865
7.20%, 7/15/06	300,000	307,701
Hudson United Bancorp, 8.20%, 9/15/06	500,000	544,725
Interpool, Inc., 7.35%, 8/1/07	270,000	244,350
ITT Industries, Inc., 8.875%, 6/15/03	250,000	259,460
John Deere Capital Corp., 6.90%, 10/18/02	750,000	751,290
Keycorp., 7.85%, 11/1/02	15,000	15,062
Kinder Morgan, Inc., 6.45%, 3/1/03	300,000	303,489
Lehman Brothers Holdings, Inc., 6.50%, 10/1/02	800,000	800,096
Liberty Mutual Insurance Co., 8.20%, 5/4/07	400,000	424,764
Lumbermens Mutual Casualty Co., 9.15%, 7/1/26	250,000	112,500
Mellon Financial Corp., 6.875%, 3/1/03	25,000	25,511
Merrill Lynch & Co., Inc.:
8.30%, 11/1/02	30,000	30,149
6.875%, 3/1/03	75,000	76,423
Michigan Consolidated Gas Co., 7.21%, 5/1/07	500,000	575,971
Morgan Stanley Group, Inc., 7.125%, 1/15/03	10,000	10,135
Noranda, Inc., 8.00%, 6/1/03	500,000	513,555
Nortel Networks Ltd., 6.125%, 2/15/06	450,000	157,500
PHH Corp., 8.125%, 2/3/03	1,000,000	999,610
Province of Ontario, 7.375%, 1/27/03	50,000	50,892
Salomon Smith Barney Holdings, Inc.:
6.50%, 10/15/02	25,000	25,035
6.125%, 1/15/03	40,000	40,427
Salomon, Inc., 7.50%, 2/1/03	30,000	30,525
Sears, Roebuck & Co. Acceptance Corp.:
6.93%, 11/15/02	522,000	524,172
6.41%, 11/19/02	500,000	501,985

Simon Property Group, Inc.:
7.05%, 4/1/03	$100,000	$101,767
7.125%, 6/24/05	500,000	538,675
6.875%, 10/27/05	100,000	106,583
Southern Orthopaedic Properties, LLC, VRDN, 1.85%, 10/1/21	1,760,000	1,760,000
Sovereign Bancorp., Inc.:
8.00%, 3/15/03	115,000	116,150
8.625%, 3/15/04	400,000	412,000
10.50%, 11/15/06	100,000	111,000
Sovereign Bank, 10.20%, 6/30/05	575,711	650,553
Sprint Capital Corp.:
6.00%, 1/15/07	250,000	178,750
6.125%, 11/15/08	150,000	100,500
TIERS Trust, 8.45%, 12/1/17	223,238	203,269
Toll Road Investment Partnership II, Discount Notes, 2/15/06	500,000	450,972
Tyco International Group S.A., 6.375%, 10/15/11	750,000	622,500
United Telephone Co. of Pennsylvania, 7.375%, 12/1/02	30,000	30,219
USL Capital Corp., 6.625%, 5/15/03	20,000	20,131
Wachovia Corp., 8.00%, 11/15/02	35,000	35,236
Wal-Mart Stores, Inc., 6.375%, 3/1/03	25,000	25,438
Wells Fargo Financial, Inc., 6.25%, 11/1/02	50,000	50,175

Total Corporate Bonds (Cost $27,856,876)	27,737,905

Taxable Municipal Bonds - 8.9%
Alameda Corridor Transportation Authority Revenue,
6.50%, 10/1/19	100,000	116,104
Indiana State Development Finance Authority VRDN:
2.06%, 9/1/16	900,000	900,000
2.56%, 5/1/21	1,000,000	1,000,000
Ladysmith Wisconsin Solid Waste Disposal Facilities Revenue
VRDN, 4.95%, 3/1/28	875,000	875,000
Southeast Alabama Gas Distribution Revenue VRDN,
1.85%, 6/1/25	130,000	130,000
Washington State Housing Finance Commission Revenue VRDN,
1.90%, 2/1/28	1,590,000	1,590,000

Total Taxable Municipal Bonds (Cost $4,608,036)	4,611,104

U.S. Government Agency Obligations - 15.9%
Federal Home Loan Bank Discount Notes, 1.85%, 10/1/02	$8,200,000	$8,200,000

Total U.S. Government Agency Obligations
(Cost $8,200,000)		8,200,000

U.S. Treasury - 14.3%
U.S. Treasury Bonds, 5.375%, 2/15/31	715,000	794,487
U.S. Treasury Notes:
6.125%, 2/15/12	1,905,000	2,099,786
4.375%, 8/15/12	4,210,000	4,477,251

Total U.S. Treasury (Cost $7,215,592)		7,371,524

TOTAL INVESTMENTS (Cost $47,880,504) - 92.8%		47,920,533
Other assets and liabilities, net - 7.2%		3,707,787
Net Assets - 100%		$51,628,320

*

Security is a defaulted security.  As of September 30, 2002, accrued interest of $20,579 has been written off and purchased interest of $16,107 has been reported as an increase to the cost basis of the security.

#

Security is a defaulted security.  As of September 30, 2002, accrued interest of $3,030 has been written off and purchased interest of $19,201 has been reported as an increase to the cost basis of the security.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002

Assets	Value
Investments in securities, at value (Cost $47,880,504) - see accompanying schedule	$47,920,533
Cash	55,146
Receivable for securities sold	4,587,765
Receivable for shares sold	1,467,854
Interest and dividends receivable	581,930
Other assets	11,529
Total assets	54,624,757

Liabilities
Payable for securities purchased	2,937,380
Payable for shares redeemed	8,785
Payable to Calvert Asset Management Co., Inc.	20,395
Payable to Calvert Administrative Services Company	8,611
Payable to Calvert Shareholder Services, Inc.	703
Payable to Calvert Distributors, Inc.	5,893
Accrued expenses and other liabilities	14,670
Total liabilities	2,996,437
Net Assets	$51,628,320

Net Assets Consist of:
Paid in capital applicable to the following shares of beneficial interest, unlimited number of no par shares authorized:
Class A: 2,056,544 shares outstanding	$32,061,117
Class I: 1,177,599 shares outstanding	18,200,183
Undistributed (overdistributed) net investment income	(2,548)
Accumulated net realized gain on investments	1,329,539
Net unrealized appreciation (depreciation) on investments	40,029

Net Assets	$51,628,320

Net Asset Value Per Share
Class A (based on net assets $32,821,263)	$15.96
Class I (based on net assets $18,807,057)	$15.97

See notes to financial statements.

Statement of Operations

From Inception January 31, 2002

Through September 30, 2002

Net Investment Income
Investment Income:
Interest income	$852,042
Total investment income	852,042

Expenses:
Investment advisory fee	60,190
Administrative fees	34,745
Transfer agency fees and expenses	34,069
Distribution plan expenses:
Class A	21,935
Trustees' fees and expenses	1,307
Custodian fees	18,601
Registration fees	23,426
Reports to shareholders	2,452
Professional fees	9,047
Accounting fees	1,399
Miscellaneous	1,437
Total expenses	208,608
Reimbursements from Advisor:
Class A	(57,173)
Class I	(61)
Fees paid indirectly	(2,215)
Net expenses	149,159
Net Investment Income	702,883

Realized and Unrealized Gain (Loss) on Investments
Net realized gain	1,329,539
Change in unrealized appreciation (depreciation)	40,029

Net Realized and Unrealized Gain
(Loss) on Investments	1,369,568

Increase (Decrease) in Net Assets
Resulting From Operations	$2,072,451

See notes to financial statements.

Statement of Changes in Net Assets

From Inception,
January 31, 2002
Through
September 30,
Increase (Decrease) in Net Assets	2002
Operations:
Net investment income	$702,883
Net realized gain on investments	1,329,539
Change in unrealized appreciation (depreciation)	40,029

Increase (Decrease) in Net Assets
Resulting From Operations	2,072,451

Distributions to shareholders from:
Net investment income:
Class A shares	(348,784)
Class I shares	(356,647)
Total distributions	(705,431)

Capital share transactions:
Shares sold:
Class A shares	40,885,643
Class I shares	18,160,924
Reinvestment of distributions:
Class A shares	289,019
Class I shares	39,259
Shares redeemed:
Class A shares	(9,113,545)
Total capital share transactions	50,261,300

Total Increase (Decrease) in Net Assets	51,628,320

Net Assets
Beginning of period	--
End of period (including undistributed (overdistributed)
net investment income of ($2,548))	$51,628,320

Capital Share Activity
Shares sold:
Class A shares	2,629,638
Class I shares	1,175,106
Reinvestment of distributions:
Class A shares	18,387
Class I shares	2,493
Shares redeemed:
Class A shares	(591,481)
Total capital share activity	3,234,143

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Short Duration Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund, which commenced operations on January 31, 2002, currently offers two classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 2.75%. Effective February 27, 2002, the Fund began to offer Class I shares. Class I shares require a minimum account balance of $1,000,000. Class I shares have no front-end sales charge and have a lower expense ratio than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Other securities for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. The Fund maintains securities with a value equal to its obligation under each contract. Initial margin deposits of either cash or securities are made upon entering in futures contracts; thereafter, variation margin payments are made or received daily reflecting the change in market value. Unrealized or realized gains and losses are recognized based on the change in market value. Risks of futures contracts arise from the possible illiquidity of the futures markets and the movement in the value of the investment or in interest rates.

Short Sales: The Fund may use short sales of U.S. Treasury securities for the limited purpose of hedging the Fund's duration. Any short sales will be covered with an equivalent amount of high quality, liquid securities in a segregated account at the Fund's custodian.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized, over the lives of the respective securities. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of .35% of the Fund's average daily net assets.

The Advisor has agreed to limit annual fund operating expenses (net of expense offset arrangements) through January 31, 2003. The contractual expense cap is .98% for Class A and .75% for Class I. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items. For the period ended September 30, 2002, the total of such expenses reimbursed was $57,234.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Class A shares pay an annual rate of .30% and Class I shares pay an annual rate of .10%, based on their average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A shares, allow the Portfolios to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% annually of the Fund's average daily net assets of Class A. Class I does not have Distribution plan expenses.

The Distributor received $33,811 as its portion of the commissions charged on sales of the Fund's Class A shares for the period ended September 30, 2002.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $3,324 for the period ended September 30, 2002. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Effective September 2002, each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $25,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds in the series served.

Note C -- Investment Activity

During the period, purchases and sales of investments, other than short-term and U.S. government securities, were $242,828,396 and $225,349,763, respectively.

The cost of investments owned at September 30, 2002 for federal income tax purposes was $47,847,289. Net unrealized appreciation aggregated $73,244, of which $451,047 related to appreciated securities and $377,803 related to depreciated securities.

The tax character of dividends and distributions paid during the period ended September 30, 2002, were as follows:

Distributions paid from:
Ordinary income	$705,431
Long-term capital gain	--
Total	$705,431

As of September 30, 2002, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed income	$1,356,732
Unrealized appreciation (depreciation)	73,244
$1,429,976

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to the expected tax treatment of accrued interest on defaulted securities.

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the period ended September 30, 2002, purchase and sales transactions were $37,378,000 and $29,095,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2002. For the period ended September 30, 2002, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$17,241	2.30%	$2,097,501	July 2002

Note E -- Subsequent Event

Effective October 1, 2002, the Fund began to offer Class C shares. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase.

Change in Independent Auditor (Unaudited)

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG  LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of  KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Trustees. Since the Fund commenced operations on January 31, 2002, Arthur Andersen did not perform any audits of the Fund's financial statements.

Financial Highlights

Period Ended
September 30,
Class A Shares	2002 #
Net asset value, beginning	$15.00
Income from investment operations
Net investment income	.39
Net realized and unrealized gain	.98
Total from investment operations	1.37
Distributions from:
From net investment income	(.41)
Total increase (decrease) in net asset value	.96
Net asset value, ending	$15.96

Total return*	9.21%
Ratios to average net assets:
Net investment income	3.96% (a)
Total expenses	1.64% (a)
Expenses before offsets	.99% (a)
Net expenses	.98% (a)
Portfolio turnover	1,777%
Net assets, ending (in thousands)	$32,821

Period Ended
September 30,
Class I Shares	2002 ##
Net asset value, beginning	$15.40
Income from investment operations
Net investment income	.41
Net realized and unrealized gain	.54
Total from investment operations	.95
Distributions from:
From net investment income	(.38)
Total increase (decrease) in net asset value	.57
Net asset value, ending	$15.97

Total return*	6.27%
Ratios to average net assets:
Net investment income	4.22% (a)
Total expenses	.76% (a)
Expenses before offsets	.76% (a)
Net expenses	.75% (a)
Portfolio turnover	1,777%
Net assets, ending (in thousands)	$18,807

(a)	Annualized
*	Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
#	From January 31, 2002, inception.
##	From February 27, 2002, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

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Trustee and officer Information Table

(Not Applicable to Officers)

Name & Date of Birth

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

# of Calvert Portfolios Overseen

Other Directorships

RICHARD L. BAIRD, JR. DOB: 05/09/48	Trustee	1976	Executive Vice President for the Family Health Council, Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	19	-Chairperson, United Methodist Services for the Aging.

FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Trustee	1982	Attorney in private practice in Fanwood, NJ. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	30

DOUGLAS E. FELDMAN, M.D. DOB: 05/23/48	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12

PETER W. GAVIAN, CFA, ASA DOB: 12/08/32	Trustee	1980	Since 1976, President of Corporate Finance of Washington, Inc., an investment banking firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation).	12	-Annapolis Life Care, Inc.

JOHN GUFFEY, JR. DOB: 05/15/48	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm.	21	-Ariel Funds -Calvert Foundation -Calvert Ventures, LLC

BARBARA J. KRUMSIEK DOB: 08/09/52	Trustee & President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	-Calvert Foundation

M. CHARITO KRUVANT DOB: 12/08/45	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	30	-Acacia Federal Savings Bank

ARTHUR J. PUGH DOB: 09/24/37	Trustee	1982	Retired executive.	30	-Acacia Federal Savings Bank

DAVID R. ROCHAT DOB: 10/07/37	Trustee & Senior Vice-President	1976	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	12	-Government Scientific Source, Inc.

D. WAYNE SILBY, Esq. DOB: 07/20/48	Trustee	1976	Mr. Silby is Executive Vice-Chairman of GroupServe, Inc., a software company focused on collaborative tools. He is an officer and director of Silby, Guffey and Co., Inc.	22	-Ameritas Acacia Mutual Life Insurance Company -Calvert Foundation

SUSAN WALKER BENDER, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.

IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.

DANIEL K. HAYES DOB: 09/09/50	Officer	1996	Vice President of Calvert Asset Management Company, Inc.

HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.

RENO J. MARTINI DOB: 01/13/50	Officer	1990	Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc.

WILLIAM M. TARTIKOFF, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.

RONALD M. WOLFSHEIMER, CPA DOB: 07/24/52	Officer	1979	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.

MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.  Mr. Rochat is an interested person of the Fund since he is an officer and director of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Short Duration Income Fund

To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network

(24 hours, 7 days a week)

800-368-2745

Service for Existing Account

Shareholders: 800-368-2745

Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Registered, Certified

or Overnight Mail

Calvert Group

c/o NFDS

330 West 9th Street

Kansas City, MO 64105

Web Site

http://www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

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